EXHIBIT C

                      SHARE HOLDING AGREEMENT

                            dated as of

                         [         ], 1996

                              between

                  CONCURRENT COMPUTER CORPORATION

                                and

                HARRIS COMPUTER SYSTEMS CORPORATION



               SHARE HOLDING AGREEMENT dated as of
     [              ], 1996, between CONCURRENT COMPUTER
     CORPORATION, a Delaware corporation ("Concurrent"), and HARRIS COMPUTER SYSTEMS CORPORATION, a Florida corpora-tion ("Harris").

               WHEREAS Harris and Concurrent are parties to a Purchase and Sale Agreement dated as of March 26, 1996 (the "Purchase and Sale Agreement") and upon consummation of the transactions contemplated therein (the "Transac-tions"), Harris will Beneficially Own 10,000,000 shares of Concurrent Common Stock and Concurrent will Benefi-cially Own 227,726 shares of Harris Common Stock (as such terms are defined below); and

               WHEREAS the parties hereto wish to set forth their agreement concerning certain governance matters of Concurrent and Harris following consummation of the Transactions as well as certain matters relating to Concurrent's and Harris's ownership of Voting Securities (as such term is defined below).

               NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             ARTICLE I.

                            DEFINITIONS

               Section A.   Definitions.  As used in this
     Agreement, the following terms shall have the following meanings:

               An "affiliate" of any Person means any other
     Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of the definition of affiliate, "control" has the meaning specified in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement.

               An "associate" has the meaning set forth in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement.

               A Person shall be deemed to "Beneficially Own", to have "Beneficial Ownership" of, or to be "Beneficially Owning" any securities (which securities shall also be deemed "Beneficially Owned" by such Person) that such Person is deemed to "beneficially own" within the meaning of Rule 13d-3 under the Exchange Act as in effect on the date of this Agreement.

               "Best Efforts" with respect to any action subject to such a Best Efforts obligation shall mean all efforts to take such action as may be taken in a commer-cially reasonable manner.

               "Change of Control" with respect to Concurrent or Harris, as the case may be, shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Ex-change Act) (i) becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Securities of Concurrent or Harris, as the case may be or (ii) other-wise obtains control of Concurrent or Harris, as the case may be.

               "Closing Date" means the date of the closing of the Purchase and Sale Agreement.

               "Concurrent", together with any subsidiary of Concurrent that holds shares of Harris Common Stock, has the meaning set forth in the recitals to this Agreement.


               "Concurrent Board" means the board of directors of Concurrent.

               "Concurrent Common Stock" means the common stock of Concurrent, par value $0.01 per share.

               "Concurrent Designee" means such person as is so designated by Concurrent in accordance with Section
     2.2(b) to serve as a member of the Harris Board pursuant to Section 2.3 hereof.

               "Concurrent Liquidity Restrictions" means restrictions, which shall become effective only in accor-dance with the provisions of Article VI hereof and only so long as Concurrent Beneficially Owns at least the Triggering Number of Harris Shares, pursuant to which Concurrent may not sell more than 15,000 shares of Harris Common Stock (subject to adjustment for stock splits, stock dividends and similar transactions) in any consecu-tive thirty day period (which 15,000 share limit shall be reduced by sales of Harris Common Stock by Lenders during such 30 day period, if any) and will not permit more than 35% of the Current Market Value (up to $40 per share) of Harris Common Stock plus (ii) 25% of the Current Market Value (in excess of $40 per share) of Harris Common Stock (in each case measured as of the date such stock is pledged) to serve as collateral for a margin loan from any Lender.

               "Concurrent President" means the President and Chief Executive Officer of Concurrent.

               "Current Market Value" means the average of the daily closing prices for the ten consecutive trading days immediately prior to the relevant measuring date.

                    "Exchange Act" means the Securities Exchange
     Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               "Governmental Entity" means any court of compe-tent jurisdiction, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof.

               A "group" has the meaning set forth in Section
     13(d) of the Exchange Act as in effect on the date of this Agreement.

               "Harris", together with any subsidiary of Harris that holds shares of Concurrent Common Stock, has the meaning set forth in the recitals to this Agreement.

               "Harris Board" means the board of directors of Harris.

               "Harris Common Stock" means the common stock of Harris, par value $0.01 per share.

               "Harris Designees" means such Persons as are so designated by Harris in accordance with Section 2.1(b), as such designations may change from time to time in accordance with this Agreement, to serve as members of the Concurrent Board pursuant to Section 2.3 hereof.

               "Harris Liquidity Restrictions" means restric-tions, which shall become effective only in accordance with the provisions of Article VI hereto and only so long as Harris Beneficially Owns at least the Triggering
     Number of Concurrent Shares, pursuant to which Harris may not sell more than 260,000 shares of Concurrent Common Stock (subject to adjustment for stock splits, stock dividends and similar transactions) in any consecutive thirty day period (which 260,000 share limit shall be reduced by sales of Concurrent Common Stock by Lenders during such 30 day period, if any) and will not permit more than (A) 35% of the Current Market Value (up to
     $1.25 per share) of Concurrent Common Stock plus (B) 25% of the Current Market Value (in excess of $1.25 per share) of Concurrent Common Stock (in each case measured as of the date such stock is pledged) to serve as collat-eral for a margin loan from any Lender; provided, howev-er, the above restrictions shall not prevent Harris from obtaining a margin or other loan secured by Concurrent Common Stock with a principal amount equal to the product of $.50 and the number of shares of Concurrent Common
     Stock issued to Harris on the Closing Date (subject to adjustment for stock splits, stock dividends and similar transactions) and still Beneficially Owned by Harris at the time of the execution of the applicable loan agree-ment.

               "Lender" shall mean any bank, broker-dealer or other lender who grants either party hereto a margin loan or other similar loans secured by the securities of either party hereto.

               "Minimum Number of Owned Concurrent Shares" means 2,000,000 shares of Concurrent Common Stock Benefi-cially Owned by Harris (subject to adjustment for stock splits, stock dividends and similar transactions) less the total of all shares of Concurrent Common Stock sold by Harris or a Lender of Harris between the date hereof and the applicable date.

               "Minimum Number of Owned Harris Shares" means 113,863 shares of Harris Common Stock Beneficially Owned by Concurrent (subject to adjustment for stock splits, stock dividends and similar transactions) less the total of all shares of Harris Common Stock sold by Concurrent or a Lender of Concurrent between the date hereof and the applicable date.

               "in registration" means, with respect to any party hereto, any period during which such party (i) has a good faith intention to complete a Public Offering (as defined below) within three calendar months of the date such intention is communicated in writing to the other party hereto and (ii) is actively taking steps to com-plete such an offering (including steps which may pre-date the filing of a registration statement for a Public Offering).

               "Other Concurrent Holders" means the holders of the Other Concurrent Shares.

               "Other Concurrent Shares" means Voting Securi-ties of Concurrent not Beneficially Owned by Harris or any of its affiliates.

               "Person" means any individual, group, corpora-tion, firm, partnership, joint venture, trust, business association, organization, Governmental Entity or other entity.

               "Public Offering" means any underwritten offer-ing of stock registered under the Securities Act.

               "Purchase and Sale Agreement" has the meaning set forth in the recitals to this Agreement.

               "SEC" means the Securities and Exchange Commis-sion or any successor Governmental Entity.

               "Securities Act" means the Securities Act of
     1933, as amended, and the rules and regulations promul-gated thereunder.

                    "Standstill Period" means the period commencing on the date hereof and expiring [the date which is 42 months following the Closing Date].

               "Subsidiary" means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns, directly or indirectly, or other-wise controls, more than 50% of the voting shares or other similar interests.

               "Third Party Offer" means a bona fide offer to enter into a transaction by a Person other than Harris or any of its respective affiliates or any other Person acting on behalf of Harris or any of its respective affiliates which would result in a Change of Control of Concurrent or a transfer of all or substantially all of the assets of Concurrent.

               "Transactions" has the meaning set forth in the recitals to this Agreement.

               "Triggering Number of Concurrent Shares" means
     2,000,000 shares of Concurrent Common Stock, subject to adjustment for stock splits, stock dividends and similar transactions.

               "Triggering Number of Harris Shares" means
     113,863 shares of Harris Common Stock, subject to adjust-ment for stock splits, stock dividends and similar trans-actions.

               "Voting Securities" means Concurrent Common
     Stock or Harris Common Stock, as the case may be, and any other securities of Concurrent or Harris, as the case may be, entitled to vote generally in the election of direc-tors of Concurrent or Harris, as the case may be.

                            ARTICLE II.

                        CORPORATE GOVERNANCE

               SECTION A.   The Concurrent Board of Direc-
     tors.

               1.   At Closing, the Concurrent Board shall
     consist of no more than nine directors, including the individuals identified in Section 2.3(a) hereto as the initial Harris Designees.

               2.   After September 30, 1997, so long as
     Harris Beneficially Owns at least the number of shares of Concurrent Common Stock (including the Concurrent Pre-ferred Stock assuming full conversion of all such shares) set forth below, as such numbers may be appropriately adjusted for stock dividends, stock splits or similar transactions, Concurrent shall exercise all authority under applicable law to maintain a board of directors of no more than nine directors and to cause any slate of directors presented to stockholders for election to the Concurrent Board to include such nominees that, if elect-ed, would result in the Concurrent Board including that number of directors which appears directly opposite the minimum share ownership set forth below:

     Minimum Number of Shares
     of Concurrent Common
     Stock Beneficially Owned      Number of Harris Designees
     by Harris                     on Concurrent Slate

          10,700,000                         3
           4,700,000                         2
           2,400,000                         1
          less than 2,400,000                0

     Prior to September 30, 1997, Harris shall be entitled to three Harris Designees unless Harris Beneficially Owns less than 2,400,000 shares of Concurrent Common Stock, as such number of shares may be appropriately adjusted for stock dividends, stock splits or similar transactions, on the date of the mailing of the proxy statement for the next annual meeting of Concurrent shareholders following the date hereof, in which case the provisions of this
     Section 2.1(b) will not apply and Harris shall not be entitled to any representation on the Concurrent Board in accordance with this Section 2.1(b) and Section 2.3(a) hereof.

               3.   The initial Chairman of the Concurrent
     Board shall be John T. Stihl.

               SECTION B.   The Harris Board of Directors.

               1. The Harris Board shall consist of no more than seven directors, including the individual identified in Section 2.4(b) hereto as the initial Concurrent
     Designee.

                    2. So long as Concurrent Beneficially Owns at least 125,000 (subject to adjustment for stock splits, stock dividends and similar transactions) shares of Harris Common Stock, as such number of shares may be appropriately adjusted for stock dividends, stock splits or similar transactions, the parties hereto shall exer-cise all authority under applicable law to maintain a board of directors of no more than seven directors and to cause any slate of directors presented to stockholders for election to the Harris Board to include such nominees that, if elected, would result in the Harris Board in-cluding one Concurrent Designee; provided, however, that if Concurrent Beneficially Owns less than 125,000 (sub-ject to adjustment for stock splits, stock dividends and similar transactions) shares of Harris Common Stock, as such number of shares may be appropriately adjusted for stock dividends, stock splits or similar transactions, on the date of the mailing of the proxy statement for the next annual meeting of Harris shareholders following the date hereof, then this Section 2.2(b) will not apply and Concurrent shall not be entitled to any representation on the Harris Board in accordance with this Section 2.2(b) and Section 2.3(b) hereof.

                    SECTION C.   Initial Designees.

                    1. The initial Harris Designees shall be E. Courtney Siegel (who shall also be the initial Concurrent President in accordance with Section 6.13 of the Purchase and Sale Agreement), C. Shelton James and Michael F. Maguire.

                    2.   The initial Concurrent Designee shall be
          Richard P. Rifenburgh.

                    SECTION D.   Resignations and Replacements.

                    1. If at any time a member of the Concurrent Board resigns or is removed, a new member shall be desig-nated to replace such member until the next election of directors. If such director who resigned or was removed was a Harris Designee, Harris shall designate the re-placement of such director. If such director who re-signed or was removed was not a Harris Designee, Concur-rent shall designate the replacement director in accor-dance with the terms of its by-laws.

                    2.   If at any time a member of the Harris
          Board resigns or is removed, a new member shall be desig-nated to replace such member until the next election of directors. If such director who resigned or was removed was a Concurrent Designee, Concurrent shall designate the replacement of such director. If such director who resigned or was removed was not a Concurrent Designee, Harris shall designate the replacement director in accor-dance with the provisions of its by-laws.

                         SECTION E.     Solicitation and Voting of
          Shares.

                    1. Concurrent or Harris, as the case may be, shall use reasonable efforts to solicit from its stock-holders eligible to vote for the election of directors proxies in favor of the board designees selected in accordance with Sections 2.1, 2.2 and 2.3.

                    2.   Until Concurrent Beneficially Owns less
          than the Triggering Number of Harris Shares, Concurrent shall and shall cause any of its Subsidiaries to be present for all stockholders meetings for purposes of establishing a quorum and shall vote and shall cause any of its Subsidiaries to vote all securities of Harris owned by it and entitled to vote, in favor of matters recommended by the Harris Board for approval by stock-holders.

                    3. So long as either (i) Harris Beneficially Owns 4,700,000 (subject to adjustment for stock splits, stock dividends) or more shares of Concurrent Common Stock or (ii) Harris Beneficially Owns 2,400,000 (subject to adjustment for stock splits, stock dividends) or more shares of Concurrent Common Stock and at least one member of the existing Concurrent Board (other than the Chief Executive Officer) was a Harris Designee, Harris shall and shall cause any of its Subsidiaries to be present for all stockholder meetings for purposes of establishing a quorum and shall vote and cause any Subsidiary of Harris to vote all securities of Concurrent owned by it and entitled to vote, in favor of matters recommended by the Concurrent Board for approval by stockholders.

                                 ARTICLE III.

                                  STANDSTILL

                    SECTION A.   Standstill.

                    1.   During the Standstill Period, except as
          otherwise expressly provided in this Agreement (including this Section 3.1 and Section 3.2), without the express written consent of the other party, neither Harris, Concurrent nor any of their controlled affiliates, as the case may be, shall, directly or indirectly, (i) take any action, to acquire or affect control of the other party or to encourage or assist any other Person or group to do so, (ii) enter, propose to enter into, solicit or support any merger, business combination, Change of Control, restructuring or similar transaction involving Concurrent or Harris, as the case may be, or any of their Subsidiar-ies, or purchase, acquire, propose to purchase or acquire or solicit or support the purchase or acquisition of any portion of the business, assets or securities of Concur-rent or Harris or any of their Subsidiaries, (iii) seek additional representation on the Concurrent or Harris Board, as the case may be, the removal of any directors from the Concurrent or Harris Board, as the case may be, or a change in the size or composition of such board,
          (iv) initiate or propose any securityholder proposal without the approval of the Concurrent or Harris Board, as the case may be, granted in accordance with this Agreement or make, engage in, or in any way participate in, any "solicitation" of "proxies" (as such terms are used in the proxy rules promulgated by the SEC under the Exchange Act) to vote, or seek to advise or influence any Person with respect to the voting of, any securities or request or take any action to obtain any list of securityholders for such purposes with respect to any matter (or, as to such matters, solicit any Person in a manner that would require the filing of a proxy statement under Regulation 14A of the Exchange Act), (v) deposit any securities in a voting trust or enter into any voting agreement or arrangement with respect thereto (other than this Agreement), (vi) disclose any intent, purpose, plan, arrangement or proposal inconsistent with the foregoing (including any such intent, purpose, plan, arrangement or proposal that is conditioned on or would require the waiver, amendment, nullification or invalidation of any of the foregoing) or take any action that would require public disclosure of any such intent, purpose, plan, arrangement or proposal, (vii) make any request to amend or waive any provision of this Section 3.1, which request would require public disclosure under applicable law, rule or regulation, (viii) take any action challenging the validity or enforceability of the foregoing or (ix) assist, advise, encourage or negotiate with any Person with respect to, or seek to do, any of the foregoing.

                    2.   Nothing in this Section 3.1 shall (i)
          prohibit or restrict Concurrent or Harris, as the case may be, from responding to any inquiries from any stock-holders of Harris or Concurrent, as the case may be, as to its intention with respect to the voting of any secu-rities of the other party Beneficially Owned by it so long as such response is consistent with the terms of this Agreement; (ii) restrict the right of each Harris Director on the Concurrent Board or any committee there-of, and each Concurrent Director on the Harris Board or any committee thereof, to vote on any matter as such individual believes appropriate in light of his or her duties to the stockholders of Concurrent or Harris, as the case may be; or (iii) prohibit Harris or Concurrent, as the case may be, from Beneficially Owning securities of the other party issued as dividends or distributions in respect of, or issued upon conversion, exchange or exercise of, securities which Harris or Concurrent, as the case may be, is permitted to Beneficially Own under this Agreement.

                    SECTION B.   Third Party Offers.  If Concur-
          rent becomes the subject of a Third Party Offer that is approved by a majority of the Board of Directors of Concurrent at a time when Harris and its controlled affiliates own more than 10% of the outstanding Voting Securities of Concurrent, promptly after such approval by the Board of Directors of Concurrent, Concurrent shall deliver a written notice to Harris, briefly describing the material terms of such Third Party Offer, and Harris shall, within ten business days after receipt of such notice, either (i) offer to acquire all or substantially all of the assets of Concurrent or the Other Concurrent Shares, as the case may be, on terms at least as favor-able to the Other Concurrent Holders as those contemplat-ed by such Third Party Offer or (ii) confirm in writing that it will support, and at the appropriate time will support, such Third Party Offer, including by voting and causing each of its controlled affiliates to vote all its Concurrent Common Stock eligible to vote thereon in favor of such Third Party Offer or, if applicable, tendering or selling and causing each of its controlled affiliates to tender or sell all its securities of Concurrent owned by it to the Person making such Third Party Offer.

                                 ARTICLE IV.

                            TRANSFER RESTRICTIONS

                    SECTION A.   Restrictions.  Except in connec-
          tion with a Third Party Offer as provided in Section 3.2, neither Harris, Concurrent, nor any of their Subsidiar-ies, as the case may be, shall, directly or indirectly, sell, transfer or otherwise dispose of any securities of the other party except in accordance with one of the following: (i) (a) pursuant to a sale to any other Person of any such securities in an amount of less than 5% of the outstanding securities of any class of Concurrent or Harris, as the case may be, (and for these purposes, sales in open market transactions which are not inten-tionally planned by the Seller to assist any other person in acquiring over 5% of the outstanding securities of any class of Concurrent or Harris shall be permitted) or if such acquiring Person is an institutional investor eligi-ble to file a Statement on Schedule 13G (a "13G Filer") (or any successor form) with respect to its investment, greater than 5% but less than 10% of the outstanding securities of any class of Concurrent or Harris, as the case may be, provided, however, that such 13G Filer provides a certification to Concurrent or Harris, as the case may be, that the securities acquired by it were acquired in the ordinary course of business and were not acquired for the purpose of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purpose or effect, (ii) pursuant to a merger, consolidation or other business combination of Harris or Concurrent or any Harris or Concurrent Entity, as the case may be, where such party is not the surviving entity or a sale of all or substantially all of such party's assets; provided, however, that the surviv-ing or purchasing entity agrees to be bound by the terms of this Agreement, (iii) pursuant to a transfer of shares of Concurrent or Harris to affiliates of Harris or Con-current, as the case may be, provided that such affili-ates agree to be bound by the terms of this Agreement,
          (iv) pursuant to Section 4.2 hereof or (v) in order to, and only to the extent necessary to, comply with applica-ble law. For purposes of Section 4.1(i), the convertible exchangeable preferred stock of Concurrent to be deliv-ered in connection with the Purchase and Sale Agreement shall be deemed to be the same class of securities as the Concurrent Common Stock.

                    SECTION B.   Pledge of Stock.

                    1. Harris or Concurrent, as the case may be, (each, a "Pledgor") may pledge the securities of the other party received by it pursuant to the Purchase and Sale Agreement to a Lender to secure borrowings or other indebtedness as extended from time to time, provided, however, that as a condition to such pledge, (i) the Lender shall agree in writing not to sell, transfer or otherwise dispose of the securities pledged to it other than pursuant to an effective registration statement on Form S-3 (the "S-3 Registration Statement") with respect to the disposition of such securities or an applicable exemption from registration under the Securities Act,
          (ii) the Lender shall agree in writing that such Lender will be bound by the terms of this Agreement relating to any restrictions on such securities, including with respect to the transfer, pledge or other disposition of securities, applicable to the Pledgor under Article IV hereof and (iii) all certificates representing securities pledged to such Lender shall (x) if pledged after the date on which the S-3 Registration Statement is declared effective, bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SHARE HOLDING AGREE-MENT (THE "SHARE HOLDING AGREEMENT"), DATED ____ __, 1996 BY AND BETWEEN CONCURRENT COMPUT-ER CORPORATION ("CONCURRENT") AND HARRIS COM-PUTER SYSTEMS CORPORATION ("HARRIS") PURSUANT TO WHICH, AMONG OTHER THINGS, [CONCURRENT] [HARRIS] (THE "ISSUER") HAS FILED, AND THE SEC HAS DECLARED EFFECTIVE, A REGISTRATION STATE-MENT UNDER THE SECURITIES ACT (THE "REGISTRA-TION STATEMENT"). THE ISSUER HAS A BEST EFFORTS OBLIGATION TO MAINTAIN THE EFFECTIVENESS OF THE REGISTRATION STATEMENT UNTIL ___. THE PLEDGEE HEREOF SHALL NOT TRANSFER, SELL OR OTHERWISE DISPOSE OF THE SHARES REPRESENTED BY THIS CER-TIFICATE UNLESS SUCH TRANSFER, SALE OR OTHER DISPOSITION IS UNDERTAKEN PURSUANT TO THE REG-ISTRATION STATEMENT (IF THEN EFFECTIVE) OR AN APPLICABLE EXEMPTION FROM REGISTRATION (CON-FIRMED BY AN OPINION OF COUNSEL SATISFACTORY TO [CONCURRENT] [HARRIS], THE EXPENSE FOR WHICH SHALL BE BORNE BY [CONCURRENT] [HARRIS]), AND IN ACCORDANCE WITH THE TRANSFER RESTRICTIONS SET FORTH IN THE SHARE HOLDING AGREEMENT WHICH INCLUDE, AMONG OTHER THINGS, LIMITS ON THE PERCENTAGE OF SECURITIES WHICH MAY BE SOLD TO ANY PERSON OR ENTITY. ANY TRANSFERS IN VIOLA-TION OF THE SHARE HOLDING AGREEMENT ARE NULL AND VOID.

          or (y) if pledged prior to the date on which the S-3
          Registration Statement is declared effective by the SEC, bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SHARE HOLDING AGREE-MENT (THE "SHARE HOLDING AGREEMENT"), DATED ____ __, 1996 BY AND BETWEEN CONCURRENT COMPUT-ER CORPORATION ("CONCURRENT") AND HARRIS COM-PUTER SYSTEMS CORPORATION ("HARRIS") PURSUANT TO WHICH, AMONG OTHER THINGS, [CONCURRENT] [HARRIS] (THE "ISSUER") HAS A BEST EFFORTS OBLIGATION TO FILE, AND HAVE THE SEC DECLARE EFFECTIVE, A REGISTRATION STATEMENT UNDER THE SECURITIES ACT (THE "REGISTRATION STATEMENT"). THE ISSUER ALSO HAS A BEST EFFORTS OBLIGATION TO MAINTAIN THE EFFECTIVENESS OF THE REGISTRA-TION STATEMENT UNTIL ___. THE PLEDGEE HEREOF SHALL NOT TRANSFER, SELL OR OTHERWISE DISPOSE OF THE SHARES REPRESENTED BY THIS CERTIFICATE UNLESS SUCH TRANSFER, SALE OR OTHER DISPOSITION IS UNDERTAKEN PURSUANT TO THE REGISTRATION STATEMENT (IF THEN EFFECTIVE) OR AN APPLICABLE EXEMPTION FROM REGISTRATION (CONFIRMED BY AN OPINION OF COUNSEL SATISFACTORY TO [CONCURRENT] [HARRIS], THE EXPENSE FOR WHICH SHALL BE BORNE BY [CONCURRENT] [HARRIS], AND IN ACCORDANCE WITH THE TRANSFER RESTRICTIONS SET FORTH IN THE SHARE HOLDING AGREEMENT WHICH INCLUDE, AMONG OTHER THINGS, LIMITS ON THE PERCENTAGE OF SECU-RITIES WHICH MAY BE SOLD TO ANY PERSON OR ENTI-TY. ANY TRANSFERS IN VIOLATION OF THE SHARE HOLDING AGREEMENT ARE NULL AND VOID.

                    2. If requested by Harris, Concurrent shall, to the extent it has not done so prior to the Closing, use its Best Efforts to facilitate the receipt by Harris, at or shortly following the Closing Date net proceeds of $5,000,000 from the pledge of Concurrent Common Stock; provided, however, neither Concurrent nor its counsel shall be required to issue an opinion to any Pledgee regarding the legal status of such securities or the Pledgee

                    SECTION C.   Effect.  Any purported transfer
          of securities that is inconsistent with the provisions of this Article IV shall be null and void and of no force or effect.

                                  ARTICLE V.

                                 TERMINATION

                    SECTION A.   Termination.

                    1. This Agreement shall automatically termi-nate upon the last to occur of all of the following: (i) the Standstill Period has expired, (ii) the percentage of the Concurrent Common Stock Beneficially Owned by Harris and any affiliate of Harris, as a group, is less than 5% of the outstanding Concurrent Common Stock and (iii) the percentage of Harris Common Stock Beneficially Owned by Concurrent and any affiliate of Concurrent, as a group, is less than 5% of the outstanding Harris Common Stock.

                    2.   If either party to this Agreement is in
          breach of or violates any material obligation under this Agreement and fails to cure such breach or violation within 60 days after delivery of written notice from the other party specifying such breach and requesting its cure, such other party may terminate its obligations under this Agreement.

                                 ARTICLE VI.

                                 REGISTRATION

                    SECTION A.   Registration.

                    1.   To the extent that an S-3 Registration
          Statement with respect to the sale of shares of Harris Common Stock held by Concurrent has not been filed with the SEC or declared effective by the SEC on or prior to the Closing Date, Harris shall use its Best Efforts to prepare and file as promptly as practicable after the Closing Date and shall use its Best Efforts to cause to become effective as soon as possible after the Closing Date, such S-3 Registration Statement, including a final prospectus (the "Harris S-3"), in compliance with the Securities Act, relating to the sale by Concurrent and its permitted pledgees of shares of Harris Common Stock issued to Concurrent pursuant to the terms of the Pur-chase and Sale Agreement. To the extent that an S-3 Registration Statement with respect to the sale of shares of Concurrent Common Stock held by Harris has not been filed with the SEC or declared effective by the SEC on or prior to the Closing Date, Concurrent shall use its Best Efforts to prepare and file as promptly as practicable after the Closing Date and shall use its Best Efforts to cause to become effective as soon as possible after the Closing Date, such S-3 Registration Statement, including a final prospectus (the "Concurrent S-3" and together with a Harris S-3, the "S-3 Registration Statements"), in compliance with the Securities Act, relating to the sale by Harris and its permitted pledgees of the shares of Concurrent Common Stock issued to Harris pursuant to the terms of the Purchase and Sale Agreement and shares issuable upon conversion of the preferred stock or deben-tures issued to Harris in connection with the Transac-tions (references in this Article VI to "shares of Con-current Common Stock held by Harris" shall include the Harris Common Stock issuable upon conversion of such preferred stock or debentures). To the extent the shares of Concurrent Common Stock held by Harris at the Closing have not been so approved on the Closing Date, Concurrent shall also use its Best Efforts to cause the shares of Concurrent Common Stock issued by it to Harris to be approved for inclusion on the NASDAQ/NMS on the effective date of the Concurrent S-3, subject to official notice of issuance. To the extent the shares of Harris Common
          Stock held by Concurrent at the Closing have not been so approved on the Closing Date, Harris shall also use its Best Efforts to cause the shares of Harris Common Stock issued by it to Concurrent to be approved for inclusion on the NASDAQ/NMS on the effective date of the Harris S-3, subject to official notice of issuance.

                    2. Subject to Article IV and the other provi-sions of this Article VI, upon the effectiveness of the applicable S-3 Registration Statement for the sale of securities, each of Harris and Concurrent shall be per-mitted to sell shares of such securities of the other party held by it at any time in accordance with applica-ble law; provided, however, no such sales may occur unless and until both of the S-3 Registration Statements have been declared effective.

                    3.   So long as Harris is in registration,
          Concurrent shall be subject to the Concurrent Liquidity Restrictions. So long as Concurrent is in registration, Harris shall be subject to the Harris Liquidity Restric-tions.

                    4. Concurrent shall have the right to sell in any Public Offering by Harris of shares of Harris Common Stock up to the Minimum Number of Harris Owned Shares. Harris shall have the right to sell in any Public Offer-ing by Concurrent of shares of Concurrent Common Stock up to the Minimum Number of Concurrent Owned Shares.

                    5.   Subject to Section 6.1(f) below, (i)
          Harris shall use its Best Efforts to include for the benefit of Concurrent in any Public Offering of its stock (including in connection with the exercise by any under-writer of any over-allotment option) any shares of Harris Common Stock Beneficially Owned by Concurrent in excess of the Minimum Number of Owned Harris Shares as requested by Concurrent and (ii) Concurrent shall use its Best Efforts to include for the benefit of Harris in any Public Offering of its stock (including in connection with the exercise by any underwriter of any over-allot-ment option) any shares of Concurrent Common Stock Bene-ficially Owned by Harris in excess of the Minimum Number of Owned Concurrent Shares as requested by Harris.

                    6. The Minimum Number of Owned Harris Shares and the Minimum Number of Owned Concurrent Shares sold for the benefit of Concurrent or Harris, as the case may be, in a Public Offering may be reduced if (i) the appli-cable managing underwriter of such Public Offering advis-es Concurrent or Harris, as the case may be, that the distribution of all or a portion of such shares will materially and adversely affect the distribution of the stock being offering in the applicable Public Offering and (ii) the Public Offering in which such number of shares is reduced does not provide for the sale of any shares of stock for the benefit of any party other than the issuer; provided, however, any such reduction in the number of shares shall be the smallest reduction possible in order for the applicable managing underwriter to conclude that the distribution of such reduced number of shares will not materially and adversely affect the distribution of the stock in the applicable Public Offering.

                    7.   If a Public Offering is consummated by
          Harris in which at least the Minimum Number of Owned Harris Shares is sold for the benefit of Concurrent (or at least such lesser number as requested by Concurrent to be included in such Public Offering), Concurrent shall be subject to a "lock-up" (so long as it Beneficially Owns at least the Triggering Number of Harris Shares at the time of such lock-up) for a period of up to 6 months (or up to such lesser lock-up period which is applicable to any selling shareholder in such Public Offering who is a director, officer, employee or affiliate of Harris at the time the Public Offering is consummated). If a Public Offering is consummated by Concurrent in which at least the Minimum Number of Owned Concurrent Shares is sold for the benefit of Harris (or at least such lesser number as requested by Harris to be included in such Public Offer-
          ing), Concurrent shall be subject to a lock-up (so long as it Beneficially Owns at least the Triggering Number of Concurrent Shares at the time of such lock-up) for a period of up to 6 months (or up to such lesser lock-up period which is applicable to any selling shareholder in such Public Offering who is a director, officer, or other affiliate of Concurrent at the time the Public Offering is consummated).

                    8.   If a Public Offering is consummated by
          Harris in which less than the Minimum Number of Owned Harris Shares is sold for the benefit of Concurrent (or less than such lesser number as requested by Concurrent to be included in such Public Offering), the Concurrent Liquidity Restrictions shall remain in effect for a period of up to 6 months (or up to such lesser lock-up period which is applicable to any selling shareholder in such Public Offering who is a director, officer, employee or affiliate of Harris at the time the Public Offering is consummated) but Concurrent shall not be obligated to enter into any other lock-up provisions in connection with such Public Offering. If a Public Offering is con-summated by Concurrent in which less than the Minimum Number of Owned Concurrent Shares is sold for the benefit of Harris (or less than such lesser number as requested by Harris to be included in such Public Offering), the Harris Liquidity Restrictions shall remain in effect for a period of up to 6 months (or up to such lesser lock-up period which is applicable to any selling shareholder in such Public Offering who is a director, officer, employee or affiliate of Concurrent at the time the Public Offer-ing is consummated) but Harris shall not be obligated to enter into any other lock-up provisions in connection with such Public Offering.

                    9.   After such registration statement is
          declared effective by the SEC, Harris shall use its Best Efforts to maintain the effectiveness of the Harris S-3 until the third anniversary of the effective date plus an additional period beyond the third anniversary equal to the total period of all lock-ups applied to Concurrent pursuant to Section 6.1(g) above. So long as the Harris S-3 remains effective, Harris shall file any material press releases and report any material event as soon as practicable in a Current Report of Form 8-K.

                    10.  After such registration statement is
          declared effective by the SEC, Concurrent shall use its Best Efforts to maintain the effectiveness of the Concur-rent S-3 until the third anniversary of the effective date plus an additional period beyond the third anniver-sary equal to the total period of all lock-ups applied to Harris pursuant to Section 6.1(g) above. So long as the Concurrent S-3 remains effective, Concurrent shall file any material press releases and report any material event as soon as practicable in a Current Report of Form 8-K.

                    SECTION B.   Indemnification; Contribution.

                    1. In the case of each registration effected by Concurrent or Harris, as the case may be, (each, a "Registrant") pursuant to this Agreement under the feder-al securities laws, the Registrant agrees to indemnify and hold harmless, to the full extent permitted by law, Harris or Concurrent, as the case may be (each, a "Hold-er"), and such Holder's officers, directors, agents and employees against all losses, claims, damages, liabili-ties and expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the registration statement under which securities of the Registrant owned by such Holder were registered under the Securities Act, any prospectus or preliminary pro-spectus or in any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of, are based upon or are contained in any informa-tion furnished in writing to the Registrant by such Holder expressly for use therein or by the Holder's failure to deliver a copy of the applicable registration statement or final prospectus after the Registrant has furnished such Holder with a sufficient number of copies of the same.

                    2. In connection with any registration state-ment in which a Holder is participating, such Holder shall furnish to the Registrant in writing such informa-tion and affidavits as the Registrant reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Registrant, its directors, officers, agents, employees against any loss-es, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the registration state-ment under which securities of the Registrant owned by such Holder were registered under the Securities Act, any prospectus or preliminary prospectus or in any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circum-stances under which they were made) not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in or should have been contained in any information or affidavit so furnished in writing by such Holder to the Registrant specifically for inclusion in such registration statement or prospectus. In no event shall the liability of any Holder, hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the securities of the Registrant giving rise to such indemnification obliga-tion. The Registrant and, to the extent customary in underwriting agreements at the time, its directors, officers, agents, employees, shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

                    3.   Any Person entitled to indemnification
          hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it shall seek indemnification and (ii) unless in the reason-able judgment of counsel to such indemnified party a conflict of interest is likely to exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satis-factory to the indemnified party. If the indemnifying party assumes the defense of such claim, it shall not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless, in the rea-sonable judgment of counsel to such indemnified party, a conflict of interest is likely to exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel with respect to such claim. Subject to the foregoing, the indemnifying party shall in no event be liable to an indemnified party for legal and other expenses incurred by such indemnified party in connection with the defense of a claim subsequent to the assumption of such defense by such indemnifying party. The indemnifying party shall not be subject to any lia-bility for any settlement made without its consent.

                    4.   If for any reason the indemnification
          provided for in the preceding paragraphs of this Section
          6.2 is unavailable to an indemnified party or is insuffi-cient to hold it harmless as contemplated by the preced-ing paragraphs (a) and (b), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemni-fied party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party in connection with the actions which resulted in such loss, claim, damage, liability or ex-pense, as well as any other relevant equitable consider-ations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to informa-tion supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabil-ities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6.2(c) hereof, any legal or other fees or expenses rea-sonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.2(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable consider-ations referred to in the immediately preceding para-graph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
          Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No Holder shall be required to contribute in an amount greater than the dollar amount of proceeds received by such Holder with respect to the sale of securities of the Registrant held by such Holder.

                                 ARTICLE VII.

                                MISCELLANEOUS

                    SECTION A.   Effectiveness.   This Agreement
          shall be executed contemporaneously with the Purchase and Sale Agreement and shall be effective at the Closing
          Date.

                    SECTION B.   Notices.  All notices, requests
          and other communications hereunder shall be in writing
          (including fax) and shall be sent, delivered or mailed, addressed, or faxed:

                    1.   if to Concurrent, to:

                         Concurrent Corporation
                         2 Crescent Place
                         Oceanport, NJ  07757
                         (908) 870-4500
                         (F) (908) 870-4779

                         Attention of Kevin J. Dell
                         Vice President, Secretary
                         and General Counsel

                         with a copy to:

                         Skadden, Arps, Slate, Meagher & Flom
                         919 Third Avenue
                         New York, NY 10022
                         (T) (212) 735-3000
                         (F) (212) 735-2000
                         Attention: Eric L. Cochran, Esq.

                    2.   if to Harris, to:

                         Harris Computer Systems Corporation
                         2101 West Cypress Creek Road
                         Fort Lauderdale, FL  33309
                         (T) (305) 974-1700
                         (F) (305) 973-5253

                         Attention of President

                         with a copy to:

                         Holland & Knight
                         One East Broward Boulevard
                         P.O. Box 14070
                         Fort Lauderdale, FL  33302
                         (T) (305) 525-1000
                         (F) (305) 463-2030
                         Attention: Brian Foremny, Esq.

          Each such notice, request or other communication shall be given (i) by hand delivery, (ii) by nationally recognized courier service or (iii) by fax, receipt confirmed. Each such notice, request or communication shall be effective
          (A) if delivered by band or by nationally recognized courier service, when delivered at the address specified in this Section 5.1 (or in accordance with the latest unrevoked written direction from such party) and (B) if given by fax, when such fax is transmitted to the fax number specified in this Section 5.1 (or in accordance with the latest unrevoked written direction from such party), and the appropriate confirmation is received.

                    SECTION C.   Interpretation.  The headings
          contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "included," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                    SECTION D.   Severability.

                    1. To the extent that any provision of this Agreement, with respect to either party hereto, is deter-mined to be invalid, unenforceable or excessive in scope by any court or other body of competent jurisdiction, unless the analogous provision with respect to the other party hereto is also determined to be invalid, unenforce-able or excessive in scope by such court or other body of competent jurisdiction, or unless the other party waives the effect of such provision in writing then this Agree-ment shall be terminated in its entirety and of no fur-ther force or effect.

                    2. If such analogous provision is determined to be invalid, unenforceable or excessive in scope by such court or other body of competent jurisdiction, each such provision shall be ineffective only to the most limited extent so as not to render the Agreement unen-forceable, and the remaining provisions shall remain in full force and effect as if this Agreement had been executed with the invalid, unenforceable or excessive provision so limited.

                    SECTION E.   Counterparts.  This Agreement may
          be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.

                    SECTION F.   Entire Agreement; No Third Party
          Beneficiaries. This Agreement together with the Purchase and Sale Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

                    SECTION G.   Further Assurances.  Each party
          shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reason-ably requested from time to time by the other party hereto to give effect to and carry out the transactions contemplated herein.

                    SECTION H.   Governing Law; Equitable Reme-
          dies. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of injunctions, in order to enforce specifically the provisions of this Agreement, in addi-tion to any other remedy to which they are entitled at law or in equity.

                    SECTION I.   Consent to Jurisdiction.  Each
          party hereto irrevocably submits to the exclusive juris-diction of the United States District Court for the Southern District of Florida or if such court does not have jurisdiction, the Circuit Court for the Seventeenth Judicial Circuit in and for Broward County, Florida, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contem-plated hereby. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 5.1 shall be effective service of process for any action, suit or proceeding in Florida with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately pre-ceding sentence. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in
          (a) the United States District Court for the Southern District of Florida or (b) the Circuit Court for the Seventeenth Judicial Circuit in and for Broward County, Florida, and hereby further irrevocably and uncondition-ally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                    SECTION J.     Amendments; Waivers.

                    1.   No provision of this Agreement may be
          amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective; provided that no such amendment or waiver by Concurrent shall be effec-tive without the approval of a majority of the directors of Concurrent. Notwithstanding any provision herein to the contrary, if a majority of the directors of Concur-rent determine in good faith to do so, such directors may seek to enforce, in the name and on behalf of Concurrent, the terms of this Agreement against Harris.

                    2. No failure or delay by any party in exer-cising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                    SECTION K. Assignment. Neither this Agree-ment nor any of the rights or obligations hereunder shall be assigned by either of the parties hereto without the prior written consent of the other party, except that either party may assign all its rights and obligations to the assignee of all or substantially all of the assets of such party, provided that such party shall in no event be released from its obligations hereunder without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.


                    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

                                   CONCURRENT COMPUTER CORPORATION

                                   By__________________________
                                     Name:
                                     Title:

                                   HARRIS COMPUTER SYSTEMS CORPORATION

                                   By__________________________
                                     Name:
                                     Title:


                              TABLE OF CONTENTS

                                                                       PAGE

                                  ARTICLE I
                                 DEFINITIONS   . . . . . . . . . . . .    2
        Section 1.1.   Definitions . . . . . . . . . . . . . . . . . .    2

                                  ARTICLE II
                             CORPORATE GOVERNANCE  . . . . . . . . . .   10
        SECTION 2.1.   The Concurrent Board of Directors.  . . . . . .   10
        SECTION 2.2.   The Harris Board of Directors . . . . . . . . .   12
        SECTION 2.3.   Initial Designees . . . . . . . . . . . . . . .   13
        SECTION 2.4.   Resignations and Replacements . . . . . . . . .   13
        SECTION 2.5.   Solicitation and Voting of Shares . . . . . . .   14

                                 ARTICLE III
                                  STANDSTILL   . . . . . . . . . . . .   15
        SECTION 3.1.   Standstill  . . . . . . . . . . . . . . . . . .   15
        SECTION 3.2.   Third Party Offers  . . . . . . . . . . . . . .   18

                                  ARTICLE IV
                            TRANSFER RESTRICTIONS  . . . . . . . . . .   19
        SECTION 4.1.   Restrictions  . . . . . . . . . . . . . . . . .   19
        SECTION 4.2.   Pledge of Stock.  . . . . . . . . . . . . . . .   21
        SECTION 4.3.   Effect. . . . . . . . . . . . . . . . . . . . .   24

                                  ARTICLE V
                                 TERMINATION   . . . . . . . . . . . .   24
        SECTION 5.1.   Termination . . . . . . . . . . . . . . . . . .   24

                                  ARTICLE VI
                                 REGISTRATION  . . . . . . . . . . . .   25
        SECTION 6.1.   Registration  . . . . . . . . . . . . . . . . .   25
        SECTION 6.2.   Indemnification; Contribution.  . . . . . . . .   32

                                 ARTICLE VII
                                MISCELLANEOUS  . . . . . . . . . . . .   38
        SECTION 7.1.   Effectiveness.  . . . . . . . . . . . . . . . .   38
        SECTION 7.2.   Notices . . . . . . . . . . . . . . . . . . . .   38
        SECTION 7.3.   Interpretation  . . . . . . . . . . . . . . . .   39
        SECTION 7.4.   Severability  . . . . . . . . . . . . . . . . .   40
        SECTION 7.5.   Counterparts  . . . . . . . . . . . . . . . . .   41
        SECTION 7.6.   Entire Agreement; No Third Party
                       Beneficiaries . . . . . . . . . . . . . . . . .   41
        SECTION 7.7.   Further Assurances  . . . . . . . . . . . . . .   41
        SECTION 7.8.   Governing Law; Equitable Remedies . . . . . . .   41
        SECTION 7.9.   Consent to Jurisdiction . . . . . . . . . . . .   42
        SECTION 7.10.  Amendments; Waivers . . . . . . . . . . . . . .   43
        SECTION 7.11.  Assignment  . . . . . . . . . . . . . . . . . .   44